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                                 PROMISSORY NOTE

     This promissory note (the "Note") is executed by the undersigned as of this 15th day of June, 2004. For value received, the undersigned promises to pay to the order of National Education Loan Network, Inc.("Lender" or "Holder"), at 121
S. 13th Street, Suite 201, Lincoln, Nebraska 68508, or at such other place as the Holder hereof may from time to time designate in writing, the sum of all advances made by Lender to the undersigned pursuant to the Line of Credit Agreement of even date herewith between Lender and the undersigned (the "Line of Credit Agreement") (or otherwise), plus interest on the unpaid principal balance at an annual interest rate equal to 250 basis points (2.50%) above the thirty day LIBOR rate (the rate of Eurodollar deposits which appear in THE WALL STREET JOURNAL or on Telerate Page 3750 as defined in the International Swaps and Derivatives Associations, Inc. (991 Interest Rate and Currency Definitions) at the onset of this Note and adjusting monthly on the first day of each month until the principal balance is paid in full. The undersigned shall pay to Lender all accrued and unpaid interest on the first business day of each month during the term of the Line of Credit Agreement or any renewal thereof. Payment of all balances outstanding under this Note shall be made by the undersigned to Lender upon termination of the Line of Credit Agreement.

     If any payment is not made within twenty (20) days of when due hereunder, a late charge in the amount of 1% of the payment may be assessed by Holder. Payments, when made, shall be applied first to late charges, then to accrued interest to the date of payment computed upon the outstanding unpaid balances and the remainder applied to principal. After maturity or in the event of default, this Note shall bear interest at the rate of 16% per annum.

     This Note may be prepaid, in whole or in part. Any partial prepayment shall be applied as provided above, shall not postpone the due date of any subsequent installments or change the amount of such installments, unless the Holder shall otherwise agree in writing.

     The indebtedness evidenced by this Note is secured by a first lien created by a mortgage on the real estate described in Exhibit A, attached hereto, as well as a first security interest in all of the undersigned's furniture and fixtures. Said mortgage and security interest are evidenced by separate documents.

     At the option of the Holder, the payment of all principal, interest and other fees due in accordance with the terms of this Note will be accelerated and such principal, interest and other fees shall be immediately due and payable, without notice or demand upon the occurrence of any of the following events of default: (a) failure to pay any installment of principal, interest or other fee hereunder when due; (b) default in the payment or performance of any liability or undertaking of any of the undersigned's, or of any maker, endorser or guarantor of any liability or undertaking of any of the undersigned's, to the Holder pursuant to that certain Security

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Agreement, Mortgage or Line of Credit Agreement, each between the undersigned and the Holder; (c) the Holder reasonably believes that the prospect for repayment has been impaired or if the Holder otherwise reasonably deems itself insecure; or (d) the Holder no longer owns at least 50% equity interest in the undersigned.

     The proceeds of this Note shall be used only for the purposes set forth in the Line of Credit Agreement.

     The undersigned, as well as all sureties, guarantors and endorsers waive presentment for payment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

     In the event it should become necessary for Holder to hire counsel to collect this obligation or to protect or foreclose the security given in connection herewith, the undersigned agrees to pay upon demand reasonable attorneys' fees for services of such counsel, whether or not suit is brought, plus costs incurred in connection therewith. No delay or omission on the part of the Holder hereof in exercising any right hereunder shall operate as a waiver of such right or a remedy on any future occasion; nor shall any single or partial exercise of any power, remedy or right provided for in this Note preclude another or further exercise thereof or the exercise of any right, power or remedy provided hereunder, or by law or equity or otherwise.

     This Note is the joint and several obligation of all makers, sureties, guarantors and endorsers and is binding on them, their heirs, executors, administrators, successors and assigns.

     The terms and provisions of this Note are intended to be and shall be governed, interpreted and construed pursuant to the laws of the State of Nebraska and venue for any legal action relating to interpretation or enforcement of the provisions of this Note shall be proper in the District Court of Lancaster County, Nebraska.

     If any interest rate, late charge, fee or cost provided for herein shall exceed that which is allowed pursuant to any applicable statute or law, said amount shall be deemed by the parties hereto to be modified so as to conform to and equal the maximum amount allowed by said statute or law.

     Upon written request of the Holder, the undersigned maker will provide the written opinion of an attorney, in a form reasonably and customarily given in a transaction of this size and nature and mutually acceptable to both Holder and maker, as to the enforceability and validity of this Note and the Security Agreement, the authority of the undersigned to execute and deliver the same, and such other matters as the Holder may reasonably request.

     Any notice to be given to the Holder shall be given by first class United States Mail at the address set forth in the first paragraph above or such further address as shall be directed in writing to makers. Any notice to be given to any undersigned maker shall be given at the address set forth below or such further address as shall be directed in writing to Holder hereof.

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     IN WITNESS HEREOF, the undersigned has executed this Promissory Note on the day first above written.

                                    Premiere Credit of North America, LLC
                                    an Indiana limited liability company


                                           By:        /s/ Todd J. Wolfe
                                                    ---------------------------
                                           Title:
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                                           By:        /s/ Charles Hosea
                                                    ---------------------------
                                           Title:
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                                           By:        /s/ David A. Hoeft
                                                    ---------------------------
                                           Title:
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                                         Address:   2002 Wellesley Boulevard
                                                    Indianapolis, Indiana 46219

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